UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)             September 30, 2004

OPTIGENEX INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-85460	841595734
(Commission File Number)	(IRS Employer Identification No.)

750 Lexington Avenue, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 905-0189

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On July 30, 2004, Vibrant Health International (“Vibrant”), through its wholly-owned subsidiary Optigenex Acquisition Corp. acquired substantially all of the assets of Optigenex Inc., a privately held Delaware corporation (“Old Optigenex”) in exchange for approximately 94% of the then outstanding common stock of Vibrant. Vibrant then merged with and into another of its wholly-owned subsidiaries, Optigenex Merger Corp. (“Merger Sub”), a Delaware Corporation, thereby changing its state of incorporation from Nevada to Delaware, and changing its name to Optigenex Inc. (the “Company”). This transaction resulted in a change in control of Vibrant.

The independent auditing firm of Ehrhardt Keefe Steiner & Hottman PC (“Ehrhardt”) has audited the financial statements of Vibrant for the fiscal years ended December 31, 2002 and 2003. Ehrhardt’s reports on Vibrant’s financial statements for the fiscal years ended December 31, 2002 and December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion; nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph identifying certain matters that raised substantial doubt about Vibrant’s ability to continue as a going concern. During Vibrant’s two most recent fiscal years and subsequent interim periods preceding the date of this report, there were no disagreements with Ehrhardt on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The independent accounting firm of Goldstein Golub Kessler LLP audited the financial statements of Old Optigenex since its inception in July 2002. Accordingly, the Company’s Board of Directors asked for and received Ehrhardt’s resignation on September 30, 2004, and appointed Goldstein Golub Kessler LLP as its independent accountants for the year ending December 31, 2004.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibit is filed as part of this report:

Exhibit No.     Description

16.1	Letter dated October 1, 2004, from Ehrhardt Keefe Steiner & Hottman PC to the Securities and Exchange Commission regarding the statements included in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIGENEX INC.

By: /s/ Richard S. Serbin_______
      Richard S. Serbin,
Chief Executive Officer

Dated: October 5, 2004

INDEX TO EXHIBITS

Exhibit	Description
16.1	Letter dated October 1, 2004, from Ehrhardt Keefe Steiner & Hottman PC to the Securities and Exchange Commission regarding the statements included in this report.